                                                                    Exhibit 10.3

                                 2002 TERM NOTE

$________________                                             New York, New York
                                                               November __, 2002

     FOR VALUE RECEIVED, the undersigned, Q.E.P. CO., INC., a Delaware corporation with its chief executive office and principal place of business at 1081 Holland Drive, Boca Raton, Florida 33487, Q.E.P. - O'TOOL, INC., a Nevada corporation with its chief executive office and principal place of business at 1070 Mary Crest Road, Henderson, NV 89014, MARION TOOL CORPORATION, an Indiana corporation with its chief executive office and principal place of business at 1081 Holland Drive, Boca Raton, Florida 33487, ROBERTS CONSOLIDATED INDUSTRIES, INC., a Delaware corporation with its chief executive office and principal place of business at 1081 Holland Drive, Boca Raton, Florida 33487, ROBERTS HOLDING INTERNATIONAL, INC., a Delaware corporation with its chief executive office and principal place of business at 1081 Holland Drive, Boca Raton, Florida 33487, ROBERTS COMPANY CANADA LIMITED, an entity organized in Ontario, Canada with its chief executive office and principal place of business at 2070 Steeles Avenue, Bramalea, Ontario, Canada L6T1A7, Q.E.P. STONE HOLDINGS, INC., a Florida corporation with a place of business at 1081 Holland Drive, Boca Raton, Florida 33487, Q.E.P. ZOCALIS HOLDING L.L.C., a Delaware limited liability company with a place of business at 1081 Holland Drive, Boca Raton, Florida 33487, ROBERTS JAPAN KK, an entity organized in Japan with its chief executive office and principal place of business at 1081 Holland Drive, Boca Raton, Florida 33487, ROBERTS HOLLAND B.V., an entity organized in The Netherlands with its chief executive office and principal place of business at 3360 AB Sliedrecht, P.O. Box 64, Parallelweg, The Netherlands, ROBERTS U. K. LIMITED , an entity organized in England with its chief executive office and principal place of business at Unit 10, Branxholme Industrial Estate, Bailiff Bridge, Brighouse, West Yorkshire, England, HD6 4EA, ROBERTS GERMANY GmbH, an entity organized in Germany with its chief executive office and principal place of business at Dreieichstrasse 10, 64546 Morfelden-Waldorf, Germany, ROBERTS S.A.R.L. , an entity organized in France with its chief executive office and principal place of business at 25 rue de la Gare, 78370 Plaisir, France, BOIARDI PRODUCTS CORPORATION, an Ohio corporation with its chief executive office and principal place of business at 453 Main Street, Little Falls, New Jersey 07424, Q.E.P. AUST. PTY. LIMITED, an entity organized in Australia with a place of business at 32-34 Hydrive Close, Victoria, Australia 3175, Q.E.P. CHILE LIMITADA, an entity organized in Chile with a place of business at Av. Recoleta 4464, Huechuraba, Santiago, Chile, Q.E.P HOLDING B.V. , an entity organized in the Netherlands with its chief executive office and principal place of business at 3360 AB Sliedrecht, Parrallelweg, The Netherlands, Q.E.P. CO. NEW ZEALAND LIMITED, an entity organized in New Zealand with a place of business at 67 Dalgety Drive, Manukau City, Auckland, New Zealand, and Q.E.P. ZOCALIS S.R.L., an entity organized in Argentina with its chief executive office and principal place of business at 1607 Villa Adelina, Buenos Aries, Argentina (all of the foregoing collectively called the "Borrower") jointly and severally promise to pay to the order of ("Lender"), at such other place as Lender may from time to time designate in writing, the principal sum of ______ ($___) (the "Principal Amount"), pursuant to that certain Second Amended and Restated Loan Agreement dated of even date herewith (as amended and in effect from time to time, the "Loan Agreement"), together with (i) interest at the rate and in the manner provided in the Loan Agreement; (ii) all fees, premiums and charges which may become due under the Loan Agreement or any of the other Loan Documents (as defined in the Loan Agreement); (iii) any costs and expenses, including reasonable attorneys' and appraiser's fees incurred in the collection of this Note or the enforcement of the Loan Agreement or any of the other Loan Documents, foreclosure thereunder or in any litigation or controversy arising from or connected with this Note, or the Loan Agreement or any of the other Loan Documents; and (iv) all taxes or duties, other than income taxes, assessed upon said sum against Lender or upon the debt evidenced hereby. All amounts owing under this Note and interest thereon shall be payable in legal tender of the United States of America. Capitalized terms used herein and not otherwise defined shall have the meanings given to them in the Loan Agreement.

     Equal quarterly payments of principal in the amount of ___________ ($_______ be due and payable commencing on January 1, 2003 and continuing on the first day of each of the three succeeding quarters thereafter with the last of such payments due on October 1, 2003. Equal quarterly payments of principal in the amount of _________Dollars ($__) shall be due and payable commencing on January 1, 2004 and continuing on the first day of each succeeding quarter thereafter until October 1, 2007 (the "Maturity Date"). On the Maturity Date, Borrower shall pay in full the outstanding Principal Amount together with all interest accrued thereon.

     Interest on the Principal Amount shall be computed and shall be payable at the rate and in the manner as provided in the Loan Agreement until all of said Principal Amount has been fully paid, whether before or after the Maturity Date, by acceleration or otherwise, and whether or not any judgment is obtained hereon.

     In the event that Lender has not received, within fifteen (15) days of its due date, any installment of the Principal Amount and interest (upon the Maturity Date or otherwise), or payment with respect to any other payment due under this Note, Borrower shall be subject to a late charge equal to two percent (2%) of such amount due.

     Upon the failure by Borrower to pay principal or interest under this Note when due and payable, or an Event of Default as defined in the Loan Agreement or in any other Loan Documents, Lender may, at its option, accelerate Borrower's obligations hereunder and declare the entire unpaid Principal Amount, together with accrued interest and all other amounts then due which are evidenced by this Note, to be immediately due and payable, without the necessity for demand or additional notice. In addition, upon the occurrence of such default or Event of Default or after the Maturity Date, all principal and accrued but unpaid interest shall bear interest until paid in full, payable on demand at the Default Rate. Failure to exercise these options shall not constitute a waiver of the right to exercise the same in the event of any subsequent default.

     Borrower may prepay the 2002 Term Loan only as permitted in the Loan Agreement.

     Notwithstanding any provisions of this Note, it is the understanding and agreement of Borrower and Lender that the maximum rate of interest to be paid by Borrower to Lender shall not exceed the highest of the maximum rate of interest permissible to be charged by Lender under applicable laws. Any amount paid in excess of such rate shall be deemed to be a payment in reduction of principal except to the extent that such amount is in excess of the then outstanding Principal Amount, in which event such excess shall be returned to the Borrower.

     This Note shall be governed by and construed in accordance with the laws of the State of Connecticut. This Note shall bind the successors and assigns of Borrower, and shall inure to the benefit of Lender and its successors and assigns. This Note may not be changed or terminated orally, but only by an agreement in writing signed by the party against whom enforcement of any such change or termination is sought.

     Whenever in this Note words of any gender appear, they shall be deemed to apply equally to any other gender. Whenever used in this Note, the plural shall include the singular and the singular shall include the plural, as the context shall require. In the event that Borrower consists of more than one person or entity, the obligations hereunder shall be joint and several.

     TO INDUCE LENDER TO ENTER INTO THE COMMERCIAL LOAN TRANSACTION EVIDENCED BY THIS NOTE, THE LOAN AGREEMENT, AND ANY OTHER LOAN DOCUMENTS EVIDENCING OR SECURING THE SAME, BORROWER AGREES THAT THIS IS A COMMERCIAL TRANSACTION AND NOT A CONSUMER TRANSACTION, AND WAIVES ANY RIGHT TO NOTICE AND A HEARING AND AUTHORIZES LENDER'S ATTORNEY TO ISSUE A WRIT FOR A PREJUDGMENT REMEDY WITHOUT COURT ORDER, PROVIDED THE COMPLAINT SHALL SET FORTH A COPY OF THIS WAIVER AND WAIVES ANY CLAIM IN TORT, CONTRACT OR OTHERWISE AGAINST LENDER'S ATTORNEY WHICH MAY ARISE OUT OF SUCH ISSUANCE OF A WRIT FOR A PREJUDGMENT REMEDY WITHOUT COURT ORDER. BORROWER ACKNOWLEDGES AND STIPULATES THAT SUCH WAIVER AND AUTHORIZATION GRANTED ABOVE ARE MADE KNOWINGLY AND FREELY AND AFTER FULL CONSULTATION WITH COUNSEL. SPECIFICALLY, BORROWER RECOGNIZES AND UNDERSTANDS THAT THE EXERCISE OF LENDER'S RIGHTS DESCRIBED ABOVE MAY RESULT IN THE ATTACHMENT OF OR LEVY AGAINST BORROWER'S PROPERTY, AND SUCH WRIT FOR A PREJUDGMENT REMEDY WILL NOT HAVE THE PRIOR WRITTEN APPROVAL OR SCRUTINY OF A COURT OF LAW OR OTHER JUDICIAL OFFICER NOR WILL BORROWER HAVE THE RIGHT TO ANY NOTICE OR PRIOR HEARING WHERE BORROWER MIGHT CONTEST SUCH A PROCEDURE. THE INTENT OF BORROWER IS TO GRANT TO LENDER FOR GOOD AND VALUABLE CONSIDERATION THE RIGHT TO OBTAIN SUCH A PREJUDGMENT REMEDY AND TO EXPRESS ITS BELIEF THAT ANY SUCH PREJUDGMENT REMEDY OBTAINED IS VALID AND CONSTITUTIONAL. FURTHER, TO THE EXTENT ALLOWED UNDER APPLICABLE LAW, BORROWER HEREBY WAIVES DEMAND, PRESENTMENT FOR PAYMENT, PROTEST, NOTICE OF PROTEST, NOTICE OF DISHONOR, DILIGENCE IN COLLECTION, NOTICE OF NONPAYMENT OF THIS NOTE AND ANY AND ALL NOTICES OF A LIKE NATURE.

     BORROWER HEREBY EXPRESSLY WAIVES ANY AND ALL RIGHTS IT MAY HAVE TO A TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION, OR

CAUSE OF ACTION (1) ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE OR ANY OTHER DOCUMENTS, INSTRUMENTS OR AGREEMENTS CONTEMPLATED TO BE EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED HERETO OR THERETO, OR (2) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS NOTE OR ANY OTHER DOCUMENTS, INSTRUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE; AND THE BORROWER HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION, OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND LENDER MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF EACH OF THEM TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

     This Note is one of the 2002 Term Notes referred to in, entitled to the benefits of and subject to the terms and conditions of the Loan Agreement.

                             DOMESTIC ADVANCES NOTE

$___                                                          New York, New York
                                                               November __, 2002

         Q.E.P. CO., INC., a Delaware corporation with its chief executive office and principal place of business at 1081 Holland Drive, Boca Raton, Florida 33487, Q.E.P. - O'TOOL, INC., a Nevada corporation with its chief executive office and principal place of business at 20535 Belshaw Avenue, Carson, California 90746, MARION TOOL CORPORATION, an Indiana corporation with its chief executive office and principal place of business at 11th Street and Miller Avenue, Marion, Indiana 46952, ROBERTS CONSOLIDATED INDUSTRIES, INC., a Delaware corporation with its chief executive office and principal place of business at 600 North Baldwin Park Boulevard, City of Industry, California 91749, ROBERTS HOLDING INTERNATIONAL, INC., a Delaware corporation with its chief executive office and principal place of business at 600 North Baldwin Park Boulevard, City of Industry, California 91749, ROBERTS COMPANY CANADA LIMITED, an Ontario corporation with its chief executive office and principal place of business at 2070 Steeles Avenue, Bramalea, Ontario, Canada L6T1A7, Q.E.P. STONE HOLDINGS, INC., a Florida corporation with a place of business at 1081 Holland Drive, Boca Raton, Florida 33487, Q.E.P. ZOCALIS HOLDING LLC, with a place of business at 1081 Holland Drive, Boca Raton, Florida 33487 and BOIARDI PRODUCTS CORPORATION, an Ohio corporation with its chief executive office and principal place of business at 453 Main Street, Little Falls, New Jersey 07424 (all of the foregoing hereinafter collectively called the "Borrower" unless otherwise specifically indicated), for value received, jointly and severally promise to pay to the order of the "Lender", the principal sum of _____ ($___), or such lesser amount as has been advanced and remains outstanding under this Note, with interest computed as set forth in a certain Second Amended and Restated Loan Agreement, dated as of even date herewith (as amended from time to time the "Loan Agreement") from the date hereof until this Note is fully paid.

         All payments will be applied first to the payment of late charges, then to accrued and unpaid interest and the balance on account of the unpaid principal of this Note.

         All sums due under this Note shall be payable together with all taxes and other charges required under the Loan Agreement.

         The happening of any of the following events or conditions shall constitute an "Event of Default" under this Note:

         1. Failure to make when due any payment of principal or interest or any sum due under this Note when the same shall be due and payable.

         2. The occurrence of an Event of Default or notice of termination under the Loan Agreement.

         Upon and after the occurrence and during the continuance of an Event of Default, the whole of said indebtedness, both principal and interest, and including any other sums which may become due under this Note, shall, at the option of the holder of this Note, immediately become due and payable without presentment, demand, protest, notice of protest, or other notice or notice of dishonor of any kind, all of which are hereby expressly waived by the Borrower.

         The Borrower agrees that no delay or failure on the part of the holder in exercising any power, privilege, remedy, option or right under this Note shall operate as a waiver thereof or of any other power, privilege, remedy or right; nor shall any single or partial exercise of any power, privilege, remedy, option or right hereunder preclude any other or future exercise thereof or the exercise of any other power, privilege, remedy, option or right. The rights and remedies expressed herein are cumulative, and may be enforced successively, alternately, or concurrently and are not exclusive of any rights or remedies which holder may or would otherwise have under the provisions of all applicable laws, and under the provisions of all agreements between the Borrower and the Lender.

         The Borrower hereby waives presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note, assents to any extension or postponement of the time of payment or any other indulgence and/or to the addition or release of any party or person primarily or secondarily liable.

         The Borrower gives the Lender a lien and right of setoff for all of Borrower's liabilities upon and against the Borrower's deposits, credits and property, now or hereafter in the possession or control of the Lender or in transit to it. The Lender may, at any time, apply the same or any part thereof, to any of the Borrower's liability, though unmatured, without notice and without first resorting to any other collateral.

         This Note shall be governed by and construed in accordance with the laws of the State of Connecticut.

         TO INDUCE LENDER TO ENTER INTO THE COMMERCIAL LOAN TRANSACTION EVIDENCED BY THIS NOTE, THE LOAN AGREEMENT, AND ANY OTHER LOAN DOCUMENTS EVIDENCING OR SECURING THE SAME, BORROWER AGREES THAT THIS IS A COMMERCIAL TRANSACTION AND NOT A CONSUMER TRANSACTION, AND WAIVES ANY RIGHT TO NOTICE AND A HEARING AND AUTHORIZES LENDER'S ATTORNEY TO ISSUE A WRIT FOR A PREJUDGMENT REMEDY WITHOUT COURT ORDER, PROVIDED THE COMPLAINT SHALL SET FORTH A COPY OF THIS WAIVER AND WAIVES ANY CLAIM IN TORT, CONTRACT OR OTHERWISE AGAINST LENDER'S ATTORNEY WHICH MAY ARISE OUT OF SUCH ISSUANCE OF A WRIT FOR A PREJUDGMENT REMEDY WITHOUT COURT ORDER. BORROWER FURTHER WAIVES ANY RIGHT IT MAY HAVE TO REQUEST THAT LENDER POST A BOND IN CONNECTION WITH ANY PREJUDGEMENT REMEDY. BORROWER ACKNOWLEDGES AND STIPULATES THAT SUCH WAIVER AND AUTHORIZATION GRANTED ABOVE ARE MADE KNOWINGLY AND FREELY AND AFTER FULL CONSULTATION WITH COUNSEL. SPECIFICALLY, BORROWER RECOGNIZES AND UNDERSTANDS THAT THE EXERCISE OF LENDER'S RIGHTS DESCRIBED ABOVE MAY RESULT IN THE ATTACHMENT OF OR LEVY AGAINST BORROWER'S PROPERTY, AND SUCH WRIT FOR A

PREJUDGMENT REMEDY WILL NOT HAVE THE PRIOR WRITTEN APPROVAL OR SCRUTINY OF A COURT OF LAW OR OTHER JUDICIAL OFFICER NOR WILL BORROWER HAVE THE RIGHT TO ANY NOTICE OR PRIOR HEARING WHERE BORROWER MIGHT CONTEST SUCH A PROCEDURE. THE INTENT OF BORROWER IS TO GRANT TO LENDER FOR GOOD AND VALUABLE CONSIDERATION THE RIGHT TO OBTAIN SUCH A PREJUDGMENT REMEDY AND TO EXPRESS ITS BELIEF THAT ANY SUCH PREJUDGMENT REMEDY OBTAINED IS VALID AND CONSTITUTIONAL.

         BORROWER HEREBY EXPRESSLY WAIVES ANY AND ALL RIGHTS IT MAY HAVE TO A TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION, OR CAUSE OF ACTION (1) ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE OR ANY OTHER DOCUMENTS, INSTRUMENTS OR AGREEMENTS CONTEMPLATED TO BE EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED HERETO OR THERETO, OR (2) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS NOTE OR ANY OTHER DOCUMENTS, INSTRUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE; AND THE BORROWER HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION, OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND LENDER MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF EACH OF THEM TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

         This Note is one of the Revolving Promissory Notes referred to in, entitled to the benefits of, and subject to the terms and conditions of the Loan Agreement.

                   AMENDED AND RESTATED FOREIGN ADVANCES NOTE

$____                                                         New York, New York
                                                               November __, 2002

     ROBERTS JAPAN KK, an entity organized in Japan with its chief executive office and principal place of business at 1081 Holland Drive, Boca Raton, Florida 33487, ROBERTS U. K. LIMITED, an entity organized in England with its chief executive office and principal place of business at Unit 10, Branxholme Industrial Estate, Bailiff Bridge, Brighouse, West Yorkshire, England, HD6 4EA, ROBERTS GERMANY GmbH, an entity organized in Germany with its chief executive office and principal place of business at Dreieichstrasse 10, 64546 Morfelden-Waldorf, Germany, ROBERTS S.A.R.L., an entity organized in France with its chief executive office and principal place of business at 25 rue de la Gare, 78370 Plaisir, France, Q.E.P. AUST. PTY. LIMITED, an entity organized in Australia with a place of business at 32-34 Hydrive Close, Victoria, Australia 3175, Q.E.P. CHILE LIMITADA, an entity organized in Chile with a place of business at Av. Recoleta 4464, Huechuraba, Santiago, Chile, Q.E.P. HOLDING B.V., and entity organized in the Netherlands with its chief executive officer and principal place of business at 3360 AB Sliedrecht, Parrallelweg, The Netherlands, Q.E.P. CO. NEW ZEALAND LIMITED, an entity organized in New Zealand with a place of business at 67 Dalgety Drive, Manukau City, Auckland, New Zealand, Q.E.P. ZOCALIS S.R.L., an entity organized in Argentina with its chief executive office and principal place of business at 1607 Villa Adelina, Buenos Aries, Argentina, (all of the foregoing hereinafter collectively called the "Borrower" unless otherwise specifically indicated), for value received, jointly and severally promise to pay to the order of the "Lender" at its office or at such other place as the holder of this Note may from time to time designate in writing, on or before the Maturity Date (as such term is defined in the Loan Agreement), the principal sum of ___ ($__ USD), or such lesser amount as has been advanced and remains outstanding under this Note, with interest computed as set forth in the Second Amended and Restated Loan Agreement, dated as of even date herewith (as amended and in effect from time to time, the "Loan Agreement") from the date hereof until this Note is fully paid.

     All payments will be applied first to the payment of late charges, then to accrued and unpaid interest and the balance on account of the unpaid principal of this Note. All principal together with accrued but unpaid interest and all other outstanding fees and charges shall be due and payable on the Maturity Date (as defined in the Loan Agreement).

     All sums due under this Note shall be payable together with all taxes and other charges required under the Loan Agreement.

     The happening of any of the following events or conditions shall constitute an "Event of Default" under this Note:

     1. Failure to make when due any payment of principal or interest or any sum due under this Note when the same shall be due and payable.

     2. The occurrence of an Event of Default or notice of termination under the Loan Agreement.

     Upon and after the occurrence and during the continuance of an Event of Default, the whole of said indebtedness, both principal and interest, and including any other sums which may become due under this Note, shall, at the option of the holder of this Note, immediately become due and payable without presentment, demand, protest, notice of protest, or other notice or notice of dishonor of any kind, all of which are hereby expressly waived by the Borrower.

     The Borrower agrees that no delay or failure on the part of the holder in exercising any power, privilege, remedy, option or right under this Note shall operate as a waiver thereof or of any other power, privilege, remedy or right; nor shall any single or partial exercise of any power, privilege, remedy, option or right hereunder preclude any other or future exercise thereof or the exercise of any other power, privilege, remedy, option or right. The rights and remedies expressed herein are cumulative, and may be enforced successively, alternately, or concurrently and are not exclusive of any rights or remedies which holder may or would otherwise have under the provisions of all applicable laws, and under the provisions of all agreements between the Borrower and the Lender.

     The Borrower hereby waives presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note, assents to any extension or postponement of the time of payment or any other indulgence and/or to the addition or release of any party or person primarily or secondarily liable.

     The Borrower gives the Lender a lien and right of setoff for all of Borrower's liabilities upon and against the Borrower's deposits, credits and property, now or hereafter in the possession or control of the Lender or in transit to it. The Lender may, at any time, apply the same or any part thereof, to any of the Borrower's liability, though unmatured, without notice and without first resorting to any other collateral.

     This Note shall be governed by and construed in accordance with the laws of the State of Connecticut.

     This Note is one of the Foreign Advances Notes referred to in, entitled to the benefits of, and subject to the terms and conditions of the Loan Agreement and constitutes the amendment and restatement in its entirety of the Foreign Advances Note of the Borrower to the Lender in the principal amount of $__ dated November __, 2001 (the "Original Note") and is in substitution therefor and an amendment and replacement thereof. Nothing herein or in any other document shall be construed to constitute payment of the Original Note or to release or terminate any guaranty or any lien, mortgage, pledge or other security interest in favor of the Lender.

     TO INDUCE LENDER TO ENTER INTO THE COMMERCIAL LOAN TRANSACTION EVIDENCED BY THIS NOTE, THE LOAN AGREEMENT, AND ANY OTHER LOAN DOCUMENTS EVIDENCING OR SECURING THE SAME, BORROWER AGREES THAT THIS IS A COMMERCIAL TRANSACTION AND NOT A CONSUMER

TRANSACTION, AND WAIVES ANY RIGHT TO NOTICE AND A HEARING AND AUTHORIZES LENDER'S ATTORNEY TO ISSUE A WRIT FOR A PREJUDGMENT REMEDY WITHOUT COURT ORDER, PROVIDED THE COMPLIANT SHALL SET FORTH A COPY OF THIS WAIVER AND WAIVES ANY CLAIM IN TORT, CONTRACT OR OTHERWISE AGAINST LENDER'S ATTORNEY WHICH MAY ARISE OUT OF SUCH ISSUANCE OF A WRIT FOR A PREJUDGMENT REMEDY WITHOUT COURT ORDER. BORROWER ACKNOWLEDGES AND STIPULATES THAT SUCH WAIVER AND AUTHORIZATION GRANTED ABOVE ARE MADE KNOWINGLY AND FREELY AND AFTER FULL CONSULTATION WITH COUNSEL. SPECIFICALLY, BORROWER RECOGNIZES AND UNDERSTANDS THAT THE EXERCISE OF LENDER'S RIGHTS DESCRIBED ABOVE MAY RESULT IN THE ATTACHMENT OF OR LEVY AGAINST BORROWER'S PROPERTY, AND SUCH WRIT FOR A PREJUDGMENT REMEDY WILL NOT HAVE THE PRIOR WRITTEN APPROVAL OR SCRUTINY OF A COURT OF LAW OR OTHER JUDICIAL OFFICER NOR WILL BORROWER HAVE THE RIGHT TO ANY NOTICE OR PRIOR HEARING WHERE BORROWER MIGHT CONTEST SUCH A PROCEDURE. THE INTENT OF BORROWER IS TO GRANT TO LENDER FOR GOOD AND VALUABLE CONSIDERATION THE RIGHT TO OBTAIN SUCH A PREJUDGMENT REMEDY AND TO EXPRESS ITS BELIEF THAT ANY SUCH PREJUDGMENT REMEDY OBTAINED IS VALID AND CONSTITUTIONAL. FURTHER, TO THE EXTENT ALLOWED UNDER APPLICABLE LAW, BORROWER HEREBY WAIVES DEMAND, PRESENTMENT FOR PAYMENT, PROTEST, NOTICE OF PROTEST, NOTICE OF DISHONOR, DILIGENCE IN COLLECTION, NOTICE OF NONPAYMENT OF THIS NOTE AND ANY AND ALL NOTICES OF A LIKE NATURE.

     BORROWER HEREBY EXPRESSLY WAIVES ANY AND ALL RIGHTS IT MAY HAVE TO A TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION, OR CAUSE OF ACTION (1) ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE OR ANY OTHER DOCUMENTS, INSTRUMENTS OR AGREEMENTS CONTEMPLATED TO BE EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED HERETO OR THERETO, OR (2) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS NOTE OR ANY OTHER DOCUMENTS, INSTRUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE; AND THE BORROWER HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION, OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND LENDER MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF EACH OF THEM TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

     This Note is one of the Foreign Notes referred to in, entitled to the benefits of, and subject to the terms and conditions of the Loan Agreement.

                          AMENDED AND RESTATED BV NOTE

$__                                                           New York, New York
                                                               November __, 2002

         ROBERTS HOLLAND B.V., an entity organized in The Netherlands with its chief executive office and principal place of business at 3360 AB Sliedrecht, P.O. Box 64, Parallelweg, The Netherlands (the "Borrower"), for value received, promises to pay to the order of FLEET CAPITAL CORPORATION, a Rhode Island corporation with an office at One Landmark Square, Stamford, Connecticut 06901 (hereinafter referred to as the "Lender"), the principal sum of ___ ($__), or such lesser amount as has been advanced and remains outstanding under this Note, with interest computed as set forth in a certain Second Amended and Restated Loan Agreement, dated as of even date herewith (as amended from time to time the "Loan Agreement") from the date hereof until this Note is fully paid.

         All payments will be applied first to the payment of late charges, then to accrued and unpaid interest and the balance on account of the unpaid principal of this Note.

         All sums due under this Note shall be payable together with all taxes and other charges required under the Loan Agreement.

         The happening of any of the following events or conditions shall constitute an "Event of Default" under this Note:

         1. Failure to make when due any payment of principal or interest or any sum due under this Note when the same shall be due and payable.

         2. The occurrence of an Event of Default or notice of termination under the Loan Agreement.

         Upon and after the occurrence and during the continuance of an Event of Default, the whole of said indebtedness, both principal and interest, and including any other sums which may become due under this Note, shall, at the option of the holder of this Note, immediately become due and payable without presentment, demand, protest, notice of protest, or other notice or notice of dishonor of any kind, all of which are hereby expressly waived by the Borrower.

         The Borrower agrees that no delay or failure on the part of the holder in exercising any power, privilege, remedy, option or right under this Note shall operate as a waiver thereof or of any other power, privilege, remedy or right; nor shall any single or partial exercise of any power, privilege, remedy, option or right hereunder preclude any other or future exercise thereof or the exercise of any other power, privilege, remedy, option or right. The rights and remedies expressed herein are cumulative, and may be enforced successively, alternately, or concurrently and are not exclusive of any rights or remedies which holder may or would otherwise have under the provisions of all applicable laws, and under the provisions of all agreements between the Borrower and the Lender.

         The Borrower hereby waives presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note, assents to any extension or postponement of the time of payment or any other indulgence and/or to the addition or release of any party or person primarily or secondarily liable.

         The Borrower gives the Lender a lien and right of setoff for all of Borrower's liabilities upon and against the Borrower's deposits, credits and property, now or hereafter in the possession or control of the Lender or in transit to it. The Lender may, at any time, apply the same or any part thereof, to any of the Borrower's liability, though unmatured, without notice and without first resorting to any other collateral.

         This Note shall be governed by and construed in accordance with the laws of the State of Connecticut.

         This Note constitutes the amendment and restatement in its entirety of the BV Note of the Borrower to the Lender in the original principal amount of $__ dated June 14, 1999 (the "Original Note"), and is in substitution therefor and an amendment and replacement thereof. Nothing herein or in any other document shall be construed to constitute payment of the Original Note or to release or terminate any guaranty or any lien, mortgage, pledge or other security interest in favor of the Lender.

         TO INDUCE LENDER TO ENTER INTO THE COMMERCIAL LOAN TRANSACTION EVIDENCED BY THIS NOTE, THE LOAN AGREEMENT, AND ANY OTHER LOAN DOCUMENTS EVIDENCING OR SECURING THE SAME, BORROWER AGREES THAT THIS IS A COMMERCIAL TRANSACTION AND NOT A CONSUMER TRANSACTION, AND WAIVES ANY RIGHT TO NOTICE AND A HEARING AND AUTHORIZES LENDER'S ATTORNEY TO ISSUE A WRIT FOR A PREJUDGMENT REMEDY WITHOUT COURT ORDER, PROVIDED THE COMPLAINT SHALL SET FORTH A COPY OF THIS WAIVER AND WAIVES ANY CLAIM IN TORT, CONTRACT OR OTHERWISE AGAINST LENDER'S ATTORNEY WHICH MAY ARISE OUT OF SUCH ISSUANCE OF A WRIT FOR A PREJUDGMENT REMEDY WITHOUT COURT ORDER. BORROWER FURTHER WAIVES ANY RIGHT IT MAY HAVE TO REQUEST THAT LENDER POST A BOND IN CONNECTION WITH ANY PREJUDGEMENT REMEDY. BORROWER ACKNOWLEDGES AND STIPULATES THAT SUCH WAIVER AND AUTHORIZATION GRANTED ABOVE ARE MADE KNOWINGLY AND FREELY AND AFTER FULL CONSULTATION WITH COUNSEL. SPECIFICALLY, BORROWER RECOGNIZES AND UNDERSTANDS THAT THE EXERCISE OF LENDER'S RIGHTS DESCRIBED ABOVE MAY RESULT IN THE ATTACHMENT OF OR LEVY AGAINST BORROWER'S PROPERTY, AND SUCH WRIT FOR A PREJUDGMENT REMEDY WILL NOT HAVE THE PRIOR WRITTEN APPROVAL OR SCRUTINY OF A COURT OF LAW OR OTHER JUDICIAL OFFICER NOR WILL BORROWER HAVE THE RIGHT TO ANY NOTICE OR PRIOR HEARING WHERE BORROWER MIGHT CONTEST SUCH A PROCEDURE. THE INTENT OF BORROWER IS TO GRANT TO LENDER FOR GOOD AND VALUABLE CONSIDERATION THE RIGHT TO OBTAIN SUCH A PREJUDGMENT REMEDY AND TO EXPRESS ITS BELIEF THAT ANY SUCH PREJUDGMENT REMEDY OBTAINED IS VALID AND CONSTITUTIONAL.

         BORROWER HEREBY EXPRESSLY WAIVES ANY AND ALL RIGHTS IT MAY HAVE TO A TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION, OR CAUSE OF ACTION (1) ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE OR ANY OTHER DOCUMENTS, INSTRUMENTS OR AGREEMENTS CONTEMPLATED TO BE EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED HERETO OR THERETO, OR (2) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS NOTE OR ANY OTHER DOCUMENTS, INSTRUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE; AND THE BORROWER HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION, OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND LENDER MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF EACH OF THEM TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

         This Note is the BV Note referred to in, entitled to the benefits of, and subject to the terms and conditions of the Loan Agreement.